united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

OnTrack Core Fund
Annual Report
December 31, 2019

Investor Class Shares (OTRFX)
Advisor Class Shares (OTRGX)

1-855-747-9555
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.advisorspreferred.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

February 14, 2020

Dear Shareholders,

This Annual Report for the OnTrack Core Fund (“Fund”) covers the period from January 1, 2019 to December 31, 2019. Price Capital Management, Inc. serves as the sub-advisor to the OnTrack Core Fund. During the period, the Investor Class Shares of the Fund returned 6.86%, while the Advisor Class Shares of the Fund returned 6.67%. The Bloomberg-Barclays U.S. 1-3-month Treasury Bill Index earned 2.21% for the same period, and the S&P 500 Total Return Index rose by 31.49% for the year.

The Fund is managed for total return while keeping the Fund’s volatility and downside risk below that of major equity market indices. It uses a flexible approach to investing and has the ability to accept additional market risk when market conditions are favorable, as well as follow a more defensive course when market risk is perceived to be elevated.

The stock market, as represented by the S&P 500 Index, bottomed in December 2018 after experiencing a drawdown of more than 19% and surged throughout the month of January 2019. A key technical indicator in the high yield bond market, the 50-day moving average of the ICE BofAML US High Yield Master II Index, usually a reliable indicator of market sentiment, reversed course and began trending up in January as well. The Fund increased market exposure as the market environment improved, so that it was fully invested by the end of January, primarily in high yield bond mutual funds, emerging market bond funds and other low volatility mutual funds. From February through April, the Fund remained fully invested with a small stock allocation and significant positions in high yield bond, emerging market bond and preferred bond mutual funds and ETF’s. As the S&P 500 Index receded in May by 6.6% in a slow but steady decline, and a key high yield technical indictor weakened, the Fund remained fully invested but defensively positioned in bond and income groups that had held up well during the short-term downtrend in equities that had taken place.

The S&P 500 Index had already resumed its uptrend in June, when the Federal Reserve cut interest rates by 0.25% at the end of July, the first rate cut since the 2008 financial crisis. The S&P 500 Index set a new all-time high the last week of the month, and the high yield technical indicator also reinforced this positive trend. In response, the Fund pivoted to a less defensive position in June and July. The S&P 500 moved to a volatile trading range in August and September, typically two volatile months in the stock market. Investors were decidedly risk averse, as they rotated strongly out of more risky small cap stocks and into the relative safety of Treasury bonds. All types of bond and income funds had performed well year to date, and this rotation reinforced those trends. The first week of September saw a dramatic and violent reversal of the trends in place up until then. Groups that had performed well all year were indiscriminately sold and stocks that underperformed all year surged. The Fund was fully invested entering August with a small exposure to stocks and increased exposure to low volatility bond and income funds. These groups continued to perform well through August, but turned down with the rapid “risk on” rotation at the beginning of September. The portfolio manager shifted the portfolio to a defensive posture at that time.

Market sentiment turned more positive in the fourth quarter. The Federal Reserve lowered its benchmark Fed Funds rate mid-September, and cut the rate by 0.25% again at the end of October, which proved to be positive for the market. Despite political uncertainty caused by the U.S.-China trade war, the impeachment process and impending 2020 elections, the economic environment remained favorable and stocks pushed higher through the end of the year. Throughout the fourth quarter, the Fund was fully invested with a small exposure to stocks and with significant positions in low volatility bond, income and preferred mutual funds and ETF’s. Thank you as always for your confidence in us. If at any time you would like further information about the OnTrack Core Fund, please visit our website at www.ontrackcore.com.

Price Capital Management, Inc.	Advisors Preferred, LLC

OnTrack Core Fund
Portfolio Review (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, as compared to its benchmarks:

		Annualized
			Since Inception	Since Inception
	One Year	Five Year	June 21, 2013	January 15, 2013
OnTrack Core Fund - Investor Class	6.86%	2.73%	N/A	2.69%
OnTrack Core Fund - Advisor Class	6.67%	2.52%	2.24%	N/A
Bloomberg Barclays 1-3 Month T-Bill Index **	2.21%	1.02%	0.79%	0.75%
Bloomberg Barclays U.S. Aggregate Bond Index ***	8.72%	3.05%	3.36%	2.75%
S&P 500 Total Return Index ****	31.49%	11.70%	13.76%	14.29%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated May 1, 2019 is 3.35% for the Investor Class and 3.57% for the Advisor Class. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-855-747-9555.

**	The Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index. It is also known as Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through December 31, 2019 +

+	Inception date is January 15, 2013, for Investor Class.

Top Holdings *	% of Net Assets
Open End Mutual Funds	79.9%
Exchange Traded Funds	10.1%
Money Market Funds	2.8%
Common Stock	5.0%
Other Assets Less Liabilities	2.2%
100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

OnTrack Core Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCK - 5.0%
	AEROSPACE/DEFENSE - 0.6%
100	Boeing Co.	$32,576
100	Lockheed Martin Corp.	38,938
100	Northrop Grumman Corp.	34,397
200	Raytheon Co.	43,948
		149,859
	BEVERAGES - 0.4%
900	Coca-Cola Co.	49,815
300	Diageo PLC - ADR	50,526
		100,341
	COMMERCIAL SERVICES - 0.2%
200	Moody’s Corp.	47,482

	COSMETICS/PERSONAL CARE - 0.5%
300	Estee Lauder Cosmetics, Inc.	61,962
400	Procter & Gamble Co.	49,960
		111,922
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
400	Cboe Global Markets, Inc.	48,000
200	Mastercard, Inc.	59,718
300	Visa, Inc.	56,370
		164,088
	ELECTRIC - 0.2%
200	NextEra Energy, Inc.	48,432

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
500	AMETEK, Inc.	49,870

	ELECTRONICS - 0.4%
500	Amphenol Corp.	54,115
300	Honeywell International, Inc.	53,100
		107,215
	ENVIRONMENTAL CONTROL- 0.2%
400	Waste Management, Inc.	45,584

	HOME BUILDERS - 0.2%
14	NVR, Inc. *	53,317

	INSURANCE - 0.4%
900	Aflac, Inc.	47,610
800	First American Financial Corp.	46,656
		94,266
	INTERNET - 0.2%
300	VeriSign, Inc. *	57,804

	REAL ESTATE INVESTMENT TRUSTS - 0.2%
300	Sun Communities, Inc.	45,030

	RETAIL - 0.2%
300	McDonald’s Corp.	59,283

	SEMICONDUCTORS - 0.4%
2,100	Cypress Semiconductor Corp.	48,993
400	NXP Semiconductors NV	50,904
		99,897

	TOTAL COMMON STOCK (Cost - $1,209,233)	1,234,390

	EXCHANGE TRADED FUNDS - 10.1%
	DEBT FUNDS - 10.1%
2,000	PIMCO Enhanced Short Maturity Active ETF	203,180
12,000	SPDR Bloomberg Barclays High Yield Bond ETF	1,314,480
15,000	VanEck Vectors High-Yield Municipal Index ETF	960,750
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,481,074)	2,478,410

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	OPEN END MUTUAL FUNDS - 79.9%
	DEBT FUNDS - 79.9%
189,376	AlphaCentric Income Opportunities Fund - Class I	$2,458,099
120,151	ALPS/Smith Total Return Bond Fund - Class I	1,304,844
463,680	BlackRock High Yield Bond Fund - Insitutional Class	3,602,792
131,516	Destra Flaherty & Crumrine Preferred and Income Fund - Class I	2,439,624
288,428	DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I	2,852,556
264,901	Nuveen High Income Bond Fund - Class Y	2,015,894
334,112	PIMCO Preferred and Capital Security Fund - Institutional Class	3,585,024
125,232	Principal Spectrum Preferred and Capital Securities Income Fund - Institutional Class	1,302,412
	TOTAL OPEN ENDED MUTUAL FUNDS (Cost - $19,245,231)	19,561,245

	SHORT-TERM INVESTMENTS - 2.8%
	MONEY MARKET FUNDS - 2.8%
342,900	Fidelity Investments Money Market Funds - Government Portfolio - Class I 1.49% (a)	342,900
342,899	First American Government Obligations Fund - Class Z 1.47%(a)	342,899
	TOTAL SHORT-TERM INVESTMENTS (Cost - $685,799)	685,799

	TOTAL INVESTMENTS - 97.8% (Cost - $23,621,337)	23,959,844
	OTHER ASSETS LESS LIABILITIES - 2.2%	529,363
	NET ASSETS - 100.0%	$24,489,207

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

*	Non-income producing security.

FUTURES CONTRACTS

OPEN LONG FUTURES CONTRACTS

			Notional Value at	Net Unrealized
	Name	Expiration	December 31, 2019	Appreciation
24	E-Mini Russell 2000 Index	March-20	$2,004,720	$31,440
7	NASDAQ 100 E-Mini Index	March-20	1,225,315	32,312
4	S&P 500 E-Mini Index	March-20	646,220	11,190
	Total:			$74,942

TOTAL RETURN SWAPS
						Unrealized
Number of		Notional Amount at				Appreciation/
Shares	Reference Entity	December 31, 2019	Interest Rate Payable (1)	Termination Date	Counterparty	(Depreciation)
28,000	AdvisorShares Newfleet Multi-Sector Income ETF	$1,356,600	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	$(7,032)
4,700	Columbia Diversified Fixed Income Allocation ETF	97,807	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	4,159
15,000	First Trust Preferred Securities and Income ETF	301,050	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	12,638
125,000	First Trust Preferred Securities and Income ETF	2,508,750	1-Mth USD LIBOR plus 20 bp	3/20/2020	BRC	106,702
9,400	First Trust Preferred Securities and Income ETF	188,658	1-Mth USD LIBOR plus 20 bp	4/7/2020	BRC	9,184
30,000	Invesco Variable Rate Corporate Bond ETF	774,900	1-Mth USD LIBOR plus 20 bp	6/4/2020	BRC	43,589
3,500	iShares AAA - A Rated Corporate Bond ETF	191,310	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	8,325
50,000	iShares Preferred and Income Securities ETF	1,879,500	1-Mth USD LIBOR plus 20 bp	11/12/2020	BRC	23,575
1,700	PIMCO Total Return Active Bond ETF	183,277	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	3,463
1,750	PIMCO Total Return Investor Grade Corporate Bond ETF	192,423	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	11,655
7,000	RiverFront Strategic Income Fund ETF	174,090	1-Mth USD LIBOR plus 20 bp	3/12/2020	BRC	(2,033)
					Total:	$214,225

BRC - Barclays Capital

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investment securities:
At cost	$23,621,337
At value	$23,959,844
Deposits with brokers for futures contracts	256,254
Unrealized appreciation on swaps	223,290
Dividends and interest receivable	44,454
Unrealized appreciation on futures contracts	74,942
Prepaid expenses and other assets	1,057
TOTAL ASSETS	24,559,841

LIABILITIES
Investment advisory fees payable	58,707
Unrealized depreciation on swaps	9,065
Payable for Fund shares redeemed	2,080
Shareholder services fees payable - Investor Class	598
Distribution (12b-1) fees payable - Advisor Class	184
TOTAL LIABILITIES	70,634
NET ASSETS	$24,489,207

Composition of Net Assets:
Paid in capital	$32,894,847
Accumulated losses	(8,405,640)
NET ASSETS	$24,489,207

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$23,627,693
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized	514,875
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$45.89

Advisor Class Shares:
Net Assets	$861,514
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized	18,594
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$46.33

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$992,124
Interest	32,357
TOTAL INVESTMENT INCOME	1,024,481

EXPENSES
Investment advisory fees	639,569
Shareholder services fees - Investor Class	7,372
Distribution (12b-1) fees - Advisor Class	2,525
Other expenses	1,089
TOTAL EXPENSES	650,555

NET INVESTMENT INCOME	373,926

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	638,655
Capital gain distributions from regulated investment companies	13,502
Futures	(27,123)
Swaps	116,009
Net Realized Gain on Investments, Futures and Swaps	741,043

Net change in unrealized appreciation on:
Investments	330,007
Futures	42,926
Swaps	214,225
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures	587,158

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,328,201

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,702,127

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$373,926	$359,741
Net realized gain (loss) on investments, futures and swaps	727,541	(1,602,792)
Distributions from underlying investment companies	13,502	—
Net change in unrealized appreciation (depreciation) on investments and futures	587,158	(231,676)
Net increase (decrease) in net assets resulting from operations	1,702,127	(1,474,727)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Investor Class	(321,021)	(1,755,636)
Advisor Class	(9,262)	(72,265)
Total distributions to shareholders	(330,283)	(1,827,901)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	2,211,193	4,291,502
Advisor Class	84,445	1,058,059
Reinvestment of dividends and distributions:
Investor Class	291,976	1,297,880
Advisor Class	2,429	12,150
Cost of shares redeemed:
Investor Class	(5,882,740)	(7,513,330)
Advisor Class	(385,758)	(4,660,661)
Net decrease from shares of beneficial interest transactions	(3,678,455)	(5,514,400)

NET DECREASE IN NET ASSETS	(2,306,611)	(8,817,028)

NET ASSETS
Beginning of year	26,795,818	35,612,846
End of year	$24,489,207	$26,795,818

SHARE ACTIVITY
Investor Class:
Shares Sold	49,346	86,838
Shares Reinvested	6,368	29,837
Shares Redeemed	(130,916)	(154,746)
Net decrease in shares of beneficial interest outstanding	(75,202)	(38,071)

Advisor Class:
Shares Sold	1,869	21,286
Shares Reinvested	52	277
Shares Redeemed	(8,475)	(95,184)
Net decrease in shares of beneficial interest outstanding	(6,554)	(73,621)

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class

	For the Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$43.54	$48.96	$47.21	$45.77		$50.79
Activity from investment operations:
Net investment income (loss) (a)	0.67	0.57	0.06	0.23		(0.43)
Net realized and unrealized gain (loss) on investments	2.31	(2.88)	3.01	4.54		(1.77)
Total from investment operations	2.98	(2.31)	3.07	4.77		(2.20)
Less distributions from:
Net investment income	(0.63)	(3.11)	(1.32)	(3.33)		(2.82)
Total distributions	(0.63)	(3.11)	(1.32)	(3.33)		(2.82)
Net asset value, end of year	$45.89	$43.54	$48.96	$47.21		$45.77
Total return (b)	6.86%	(4.70)%	6.49%	10.41	% (c)	(4.42)%
Net assets, at end of year (000s)	$23,628	$25,692	$30,753	$35,802		$40,314
Ratio of net expenses to average net assets (d)	2.53%	2.53%	2.53%	2.53%		2.51%
Ratio of net investment income (loss) to average net assets (d,e)	1.47%	1.17%	0.14%	0.48%		(0.84)%
Portfolio Turnover Rate	249%	604%	515%	435%		589%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total return assumes reinvestment of all distributions.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Advisor Class

	For the Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$43.90	$49.21	$47.45	$46.00		$50.74
Activity from investment operations:
Net investment income (loss) (a)	0.55	0.20	(0.04)	(0.20)		(0.61)
Net realized and unrealized gain (loss) on investments	2.38	(2.61)	3.02	4.88		(1.70)
Total from investment operations	2.93	(2.41)	2.98	4.68		(2.31)
Less distributions from:
Net investment income	(0.50)	(2.90)	(1.22)	(3.23)		(2.43)
Total distributions	(0.50)	(2.90)	(1.22)	(3.23)		(2.43)
Net asset value, end of year	$46.33	$43.90	$49.21	$47.45		$46.00
Total return (b)	6.67%	(4.90)%	6.27%	10.18	% (c)	(4.63)%
Net assets, at end of year (000s)	$862	$1,104	$4,860	$5,120		$6,195
Ratio of net expenses to average net assets (d)	2.75%	2.75%	2.75%	2.75%		2.75%
Ratio of net investment income (loss) to average net assets (d,e)	1.23%	0.40%	(0.07)%	(0.40)%		(1.20)%
Portfolio Turnover Rate	249%	604%	515%	435%		589%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total return assumes reinvestment of all distributions.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

OnTrack Core Fund (the “Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total returns while keeping the Fund’s volatility and downside risk below that of major equity market indices. The Fund commenced operations on January 15, 2013.

The Fund currently offers two classes of shares: Investor Class and Advisor Class. Investor Class shares commenced operations on January 15, 2013 and Advisor Class shares commenced operations on June 21, 2013. Investor Class and Advisor Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$1,234,390	$—	$—	$1,234,390
Exchange Traded Funds	2,478,410	—	—	2,478,410
Open End Mutual Funds	19,561,245	—	—	19,561,245
Short-Term Investments	685,799	—	—	685,799
Total Investments	$23,959,844	$—	$—	$23,959,844
Derivatives:
Futures Contracts	74,942	—	—	74,942
Swaps	—	223,290	—	223,290
Total Assets	$24,034,786	$223,290	$—	$24,258,076
Liabilities
Derivatives:
Swaps	$—	$9,065	$—	$9,065

*	Refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with money market investments as indicated on the Portfolio of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Fund’s custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Under the tri-party agreement, the amount lost would be profits on the swap that had not yet been moved to the custody bank under the tri-party arrangements. Amounts expected to be owed to the Fund may be collateralized either directly with the Fund or in a segregated account at the custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over-the-Counter (“OTC”) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Agreements. Any election to early terminate could be material to the financial statements.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Deposits with Brokers for Futures Contracts at December 31, 2019 represent partially restricted deposits of $256,254 to meet margin and other broker regulatory requirements, and excess funds not required for margin.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. Government securities, and derivatives, amounted to $58,091,308 and $57,529,475, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The Fund’s policy is to recognize a gross asset (liability) equal to the unrealized appreciation (depreciation) on futures contracts and swaps contracts. The futures held by the Fund as of December 31, 2019 had net unrealized appreciation of $74,942. The swaps held by the Fund as of December 31, 2019 had net unrealized appreciation of $214,225.

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

			Net Amounts of
		Gross Amounts Offset	Assets Presented in
	Gross Amounts of	in the Statement of	the Statement of	Financial	Cash Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	$74,942	$—	$74,942	$—	$—	$74,942
Swap Contracts - OTC	223,290	—	223,290	(9,065)	—	214,225
Total	$298,232	$—	$298,232	$(9,065)	$—	$289,167

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Swap Contracts - OTC	$(9,065)	$—	$(9,065)	$9,065	$—	$—
Total	$(9,065)	$—	$(9,065)	$9,065	$—	$—

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts
Swaps	Unrealized appreciation/(depreciation) on swaps

At December 31, 2019, the fair value of derivative instruments was as follows:

Asset Derivatives
Derivative Investment Type	Equity Risk	Total at December 31, 2019
Futures Contracts	$74,942	$74,942
Swaps	223,290	223,290
	$298,232	$298,232

Liability Derivatives
Derivative Investment Type	Equity Risk	Total at December 31, 2019
Swaps	$(9,065)	$(9,065)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures Contracts	Net realized gain from Swaps
Net realized loss from Futures Contracts
Net change in unrealized appreciation/(depreciation) on futures Contracts
Net change in unrealized appreciation/(depreciation) on swaps

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized gain (loss) on derivatives recognized in the Statement of Operations
				Total for the
				Year Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	Credit Risk	December 31, 2019
Futures Contracts	$51,927	$(79,050)	$—	$(27,123)
Swaps	—	—	116,009	116,009
Total	$51,927	$(79,050)	$116,009	$88,886

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations

			Total for the
			Year Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	December 31, 2019

Futures Contracts	$(32,016)	$74,942	$42,926
Swaps	170,636	43,589	214,225
Total	$138,620	$118,531	$257,151

The derivative instruments outstanding as of December 31, 2019 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments (the “Product”) issued for the Fund by Barclays Bank (“Barclays”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their Fund capital invested in the Product. A decline in Barclays financial standing is likely to reduce the market value of the Product and therefore the price the Fund may receive for the Product if it sells it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment Advisor to the Fund. The Advisor has engaged Price Capital Management, Inc. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund.

Pursuant to an advisory agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, 12b-1 fees, acquired fund fees and expenses, brokerage fees and

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

commissions, borrowing costs (such as interest and dividends on securities sold short, if any) and extraordinary expenses. Pursuant to the advisory agreement, the Advisor received $639,569 in advisory fees for the year ended December 31, 2019.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, GFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. These expenses are the responsibility of the Advisor.

In addition, certain affiliates of GFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of the Advisor.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Advisor Class shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Advisor Class shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Advisor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended December 31, 2019 pursuant to the Rule 12b-1 Plan, the Advisor Class paid $2,525 which was paid out to brokers and dealers.

The Trust has adopted a Shareholder Services Plan under the 1940 Act for the Fund’s Investor Class pursuant to which the Fund pays fees to the Distributor for providing administrative shareholder services and/or account maintenance services at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Investor Class shares. During the year ended December 31, 2019, pursuant to the Shareholder Services Plan, the Investor Class paid $7,372 which was paid out to brokers and dealers.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at the rate of $30,000 per year, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. These expenses are the responsibility of the Advisor. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the year ended December 31, 2019, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund and received $2,912 in trade commissions.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities and derivatives owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and (depreciation) at December 31, 2019, were as follows:

	Gross	Gross
Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation
$23,920,907	$8,210,521	$(7,882,417)	$328,104

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2019 and December 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$330,283	$1,827,901
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$330,283	$1,827,901

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$776,443	$—	$—	$(9,510,187)	$—	$328,104	$(8,405,640)

The difference between book basis and tax basis unrealized appreciation from investments in securities and derivatives is primarily attributable to the tax deferral of losses on wash sales and mark-to-market adjustment on open futures and swap contracts.

At December 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$8,026,166	$1,484,021	$9,510,187	$606,067

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2019, National Financial Services LLC held approximately 57.60% of the Fund for the benefit of its customers.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of OnTrack Core Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of OnTrack Core Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

February 27, 2020

C O H E N  &  C O M P A N Y ,  L T D .

370 LEXINGTON AVE., SUIT 1506, NEW YORK, NY 10017-6582

212.981.3980 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

OnTrack Core Fund
EXPENSE EXAMPLE (Unaudited)
December 31, 2019

As a shareholder of OnTrack Core Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the OnTrack Core Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the OnTrack Core Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	7/1/2019	12/31/2019	7/1/2019-12/31/2019
Investor Class	2.53%	$1,000.00	$1,021.40	$12.89
Advisor Class	2.75%	$1,000.00	$1,020.20	$14.00

Table 2
Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period *
expenses)	Ratio	7/1/2019	12/31/2019	7/1/2019-12/31/2019
Investor Class	2.53%	$1,000.00	$1,012.45	$12.83
Advisor Class	2.75%	$1,000.00	$1,011.34	$13.94

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).

Approval of Investment Advisory Agreement and Sub-Advisory Agreement and Interim Investment Advisory Agreement and Interim Sub-Advisory Agreement – OnTrack Core Fund

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of a new investment advisory agreement and an interim investment advisory agreement (the “New Advisory Agreements”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of OnTrack Core Fund; and the approval of a new sub-advisory agreement and an interim sub-advisory agreement (the “New Sub-Advisory Agreements”) between the Adviser and Price Capital Management, Inc. (“PCM” or the “Sub-Adviser”) in anticipation of a change in control of the Adviser.

In connection with the Board’s consideration of the New Advisory Agreements and New Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the Fund as compared to benchmarks and Morningstar categories. The Trustees also re-considered their recent deliberations made on November 13, 2018, when they renewed the current advisory agreement and current sub-advisory agreement as well as deliberated upon updated and supplemental information.

The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreements between the Trust and the Adviser and the Sub-Advisory Agreements between the Adviser and Sub-Adviser, respectively.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and PCM’s Form ADVs, a description of the manner in which investment decisions are made for the Fund by PCM, a description of the services provided by the Adviser and those services provided by PCM and executed by the Adviser, the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and PCM certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and PCM had adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. The Trustees had previously reviewed Advisers Preferred, LLC with respect to quality of work and abilities as the Adviser to existing funds within the Trust, as well as their oversight of sub-advisers.

In reaching their conclusions, the Trustees considered that the Adviser delegates day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. The Trustees considered the services provided by the Adviser to the Fund, including an ongoing program of monitoring and oversight of the Sub-Adviser, regular compliance reviews of the Sub-Adviser and its investment management processes, trade execution, and other administrative services. The Trustees noted the Adviser appeared to be adequately carrying out its intended functions and has not reported any material compliance matters. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

With respect to the Sub-Adviser, the Trustees considered that the Sub-Adviser is primarily responsible for the Fund’s investment management. The Board considered the Sub-Adviser’s skills and experience and also considered that the Board received a presentation relating to the Sub-Adviser’s portfolio management and research techniques. The Board also considered that the Sub-Adviser’s compliance policies and procedures appear to be operating effectively, and that the level of communication between the Adviser and Sub-Adviser appeared to be effective. The Board then concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Fund was satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and does not directly manage the investment decisions of the Fund. However, the Adviser provides support to the Sub-Adviser in the execution of its investment strategy, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board. The Board considered that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Fund’s investment objective and appears to be carrying out its functions appropriately, including with respect to compliance and trade execution.

With respect to the performance of PCM, the Board considered the performance of the Fund (Investor Class shares) for the various periods ended December 31, 2018 as compared to the Barclays 1-3 Month Treasury Index, the Barclays U.S. Aggregate Bond Index, S&P 500 Index, and Morningstar Multi-Alternative category for each of the one-year, three-year, five-year, and since inception periods, noting that exact since-inception returns for the Morningstar category were not available. The Trustees reviewed a description of the interaction between market conditions and strategy elements that contributed to the somewhat disappointing one-year performance. They also noted that over the long term, performance was generally favorable, although somewhat mixed across all comparative benchmarks. The Board noted that with respect to comparison to the S&P 500 Total Return Index, the Fund’s investment objective was total return with lower volatility and downside risk than that of equity market indices. The Trustees agreed the Fund was performing as intended over the long term. Overall, the Trustees concluded that performance was satisfactory.

Fees and Expenses. The Board considered a comparison of the Fund’s unitary-type fee to the advisory fees paid by funds in each of the Morningstar Multi-Alternative, Non-traditional Bond, and Long/Short Equity/Credit categories and found the Fund’s fee to be above the highest of each category. The Board noted that the advisory fees of those comparable funds, exclusive of those funds’ total operating expenses, would not provide a complete basis for determining the reasonableness of the Fund’s 2.50% unitary-type fee, but that a comparison of the Fund’s 2.10% management fee retained by the Adviser would. This 2.10% fee is within the range of management fees for the Morningstar categories. The Board considered the Fund’s total expense ratio of 3.13% for the Fund’s Investor Class was higher than the average of each of the Morningstar Multi-Alternative, Non-traditional Bond and Long/Short Equity/Credit, but lower than the maximum expense ratios in the Multi-Alternative, and Long/Short Equity/Credit categories.

The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, finding that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight, administrative and support services to the Sub-Adviser, and determined that the allocation is reasonable in relation to the services rendered by each of the Adviser and Sub-Adviser. The Board then concluded that the advisory and sub-advisory fees were reasonable and that the overall expense ratio was acceptable in light of the factors considered.

Profitability. The Board also considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits are reasonable in light of the services provided to the Fund. The

Board noted that the Adviser charges the Fund a unitary-type fee of 2.50% of the Fund’s average annual net assets (exclusive of distribution fees, acquired fund fees and all other operating expenses not specifically assumed by the Adviser), of which the Adviser is entitled to 0.35%, with the remaining balance paid to the Sub-Adviser less the other covered operating expenses of the Fund, resulting in 1.75% to the Sub-Adviser.

The Board had previously reviewed profitability analyses prepared by each of the Adviser and Sub-Adviser for 12 months ended June 30, 2018. With respect to the Adviser, they have acknowledged no material changes to their profitability. The Board considered that the Adviser is responsible for the payment of operational Fund expenses incurred costs in the provision of its advisory services, and found that at current asset levels the Adviser’s relationship with the Fund was slightly profitable at a 3% gross margin. The Trustees also noted that the Adviser had represented there no were material changes to profitability.

With respect to the Sub-Adviser, the Board similarly considered the reduction in the Fund’s assets and the Sub-Adviser’s costs for the provision of services to the Fund and found that at current asset levels, the Sub-Adviser made an 11% gross margin for the 12 months ended June 30, 2018. The Trustees also noted that the Sub-Adviser had represented there were no material changes to profitability. The Board concluded that the Adviser’s and Sub-Adviser’s levels of profitability from each of their relationships with the Fund were not excessive at this time.

The Board considered financial information provided by each of the Adviser and Sub-Adviser and did not consider the financial condition of either the Adviser or the Sub-Adviser to be a concern at this time.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Fund. The Adviser stated for the OnTrack Core Fund economies of scale might be reached at $500 million. The Board concluded that at current asset levels of the Fund economies of scale were not achievable, but would be revisited as the Fund grows.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreements and New Sub-Advisory Agreements, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the New Advisory Agreements and the New Sub-Advisory Agreements for the OnTrack Core Fund was in the best interests of the Fund and its current and future shareholders.

OnTrack Core Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (Since 2003); Partner, GR Group (business consulting firm) (since 2012)	16	Northern Lights Fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	16	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	16	None

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

[2]	The “Fund Complex” consists of the series of the Trust.

AP 12/31/19 v2

OnTrack Core Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	President & CEO, Advisors Preferred, LLC (since June 2011); President and CEO, Ceros Financial Services, Inc. .(broker/dealer) (since August 2009) ; President, Atcap Partners, LLC, (since July 2011)	16	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc (since January 2011);	16	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox Born: 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO AtCap Partners (since 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November 2015 – December 2016) and CCO and CFO Grail Partners, LLC (August 2016-February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since February 2017); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016	8	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

[2]	The “Fund Complex” consists of the series of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-747-9555.

AP 12/31/19 v2

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-855-747-9555.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Price Capital Management, Inc.
85 Chanteclaire Circle
Gulf Breeze, FL 32561

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $16,500

2018 - $16,500

(b)	Audit-Related Fees

2019 – None

2018 - None

(c)	Tax Fees

2019 - $3,000

2018 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,000

2018 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/3/20

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/3/20